Exhibit 99.1

Arrive AI Appoints Former FedEx Executive Laurie Tucker to Board of Directors

INDIANAPOLIS – (June 2, 2025) – Arrive AI (NASDAQ:ARAI), an autonomous delivery network anchored by patented AI-powered Arrive Points™, announced today that Laurie Tucker, has joined its Board of Directors. Tucker, a former Senior Vice President of Marketing at FedEx and an experienced board member, brings invaluable logistics and strategic expertise to Arrive AI.

“Laurie Tucker’s proven ability to innovate in last-mile logistics is a tremendous asset for Arrive AI,” said Dan O’Toole, CEO of Arrive AI. “We look forward to the benefit of her inputs to our strategic vision to accelerate our enabling of autonomous last-mile delivery with our AI-powered Arrive Points, delivering unmatched efficiency and security for customers and value for shareholders.”

Tucker’s impressive career includes nearly 14 years with FedEx services, culminating in executive management roles. Tucker currently chairs the Memphis, Tenn., Women’s Advocacy Center board and has served on numerous boards, including zignyl llc, Forward Air Corporation, Bread Financial, Iron Mountain and the University of Memphis Board of Visitors. She is also the co-founder and chief strategy officer of Calade Partners and is the former executive director of the Economic Club of Memphis.

“Joining Arrive AI at this pivotal moment is incredibly exciting,” said Laurie Tucker. “Their leadership in enabling autonomous last-mile delivery through the innovative Arrive Points system is transforming logistics. I’m eager to contribute to Arrive AI’s growth and help solidify its position as the industry frontrunner.”

Tucker’s board experience at Iron Mountain and Bread Financial Holdings, coupled with her role as Chairman of the Nominating/Governance Committee at Forward Air, underscores her ability to navigate complex markets. She will serve as Head of Arrive AI’s Compensation Committee, effective immediately.

Arrive AI makes autonomous delivery work, ensuring security and chain-of-custody to the intended recipients at the right time. The company provides tracking data, smart logistics alerts and advanced custody controls to secure last-mile delivery for shippers, delivery services~~,~~ and autonomous networks. Arrive AI’s foundational patent – for a universal access point that asynchronously interacts with people, robots and drones – was filed four days before Amazon’s. Since then, the company has expanded its IP portfolio to include numerous claims and patents such as climate assistance and anti-theft features.

About Arrive AI

Arrive AI’s patented Autonomous Last Mile (ALM) platform enables secure, efficient delivery to and from a smart, AI-powered mailbox, whether by drone, ground robot or human courier. The platform provides real-time tracking, smart logistics alerts and advanced chain of custody controls to support shippers, delivery services and autonomous networks. By combining artificial intelligence with autonomous technology, Arrive AI makes the exchange of goods between people, robots and drones frictionless and convenient. Its system integrates with smart home devices such as doorbells, lighting and security systems to streamline the entire last-mile delivery experience. Learn more at www.arriveai.com.

Media contact: Cheryl Reed at media@arriveai.com

Investor Relations Contact: Alliance Advisors IR, ARAI.IR@allianceadvisors.com.

Cautionary Note Regarding Forward Looking Statements

This news release and statements of Arrive AI’s management in connection with this news release or related events contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements (including statements related to the closing, and the anticipated benefits to the Company, of the private placement described herein) related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” ,”optimistic” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors which may be beyond our control. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. Potential investors should review Arrive AI’s Registration Statement for more complete information, including the risk factors that may affect future results, which are available for review at www.sec.gov. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.